UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By letter dated May 7, 2020, Thomas Lopp resigned from his positions as President and Chief Executive Officer of Sterling Bancorp, Inc. (the “Company”) and Sterling Bank and Trust, F.S.B. (the “Bank”), effective immediately. Mr. Lopp also resigned from his position as Chairman of the Board and as a member of the Boards of Directors of the Company and the Bank. Mr. Lopp indicated in his letter that he is resigning for health reasons.

The Boards of Directors of the Company and the Bank have appointed Steve Huber, current Chief Financial Officer and Treasurer of the Company and current Chief Financial Officer of the Bank, as acting President and Chief Executive Officer of the Company and the Bank, effective immediately. Mr. Huber’s compensation will not be altered in connection with his serving in these additional roles. Additional information regarding Mr. Huber is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2019, which is incorporated herein by reference.

The Company is evaluating its alternatives in connection with the selection of its next President and Chief Executive Officer, who would also be appointed to fill the vacancy on the Boards of Directors of the Company and the Bank created by Mr. Lopp’s resignation.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of the federal securities laws, including but not limited to statements about the Company’s future management. These statements are subject to many risks and uncertainties, including changes in general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; and other risks detailed from time to time in filings made by the Company with the Securities and Exchange Commission. Readers should note that the forward-looking statements included in this Current Report on Form 8-K are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “will,” “would,” “propose,” “may,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue,” or similar terminology. Any forward-looking statements presented herein are made only as of the date of this filing, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01.       Financial Statements and Exhibits.

(d)      Exhibits

The following exhibit is furnished herewith:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99	Press Release of Sterling Bancorp, Inc. dated May 8, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP, INC.

Dated: May 8, 2020

	By:	/s/ Steve Huber
Steve Huber
Chief Financial Officer